UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 25, 2016 (July 25, 2016)
XL GROUP LTD
(Exact name of registrant as specified in its charter)

Bermuda	1-10804	98-0665416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

O'Hara House, One Bermudiana Road, Hamilton, Bermuda	HM 08
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (441) 292-8515

Not Applicable
(Former name or former address, if changed since last report)
XL GROUP
Public Limited Company
(Exact name of registrant as specified in its charter)

Ireland	1-10804	98-1304974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

XL House, 8 St. Stephen's Green, Dublin, Ireland	2
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: +353 (1) 400-5500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background
At 12:30 p.m., Irish time, on July 25, 2016 (the “Effective Time”), XL Group plc, an Irish public limited company (“XL-Ireland”), and XL Group Ltd, a Bermuda exempted company (“XL-Bermuda”) completed the previously disclosed scheme of arrangement under Irish law (the “Scheme of Arrangement”) that effected a transaction (the “Redomestication”) that resulted in the shareholders of XL-Ireland becoming shareholders of XL-Bermuda and XL-Ireland becoming a subsidiary of XL-Bermuda. In accordance with the terms of the Scheme of Arrangement, the following steps occurred effectively simultaneously at the Effective Time:
1. all of the existing XL-Ireland ordinary shares, par value $0.01 per share (the “XL-Ireland ordinary shares”) (other than XL-Ireland ordinary shares held by XL-Bermuda) were cancelled;
2. the reserves created on cancellation of the XL-Ireland ordinary shares were used to issue XL-Ireland ordinary shares to XL-Bermuda; and
3. in return for such issuance of new XL-Ireland ordinary shares to XL-Bermuda, XL-Bermuda issued common shares, par value $0.01 per share (the “XL-Bermuda common shares”).
Prior to the Redomestication, the XL-Ireland ordinary shares were listed on the New York Stock Exchange, Inc. (the “NYSE”) under the symbol “XL” and registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In connection with the Redomestication, XL-Ireland requested that the NYSE file with the U.S. Securities and Exchange Commission (the “SEC”) an application on Form 25 to strike the XL-Ireland ordinary shares from listing on the NYSE and the XL-Ireland ordinary shares from registration under Section 12(b) of the Exchange Act.
The XL-Bermuda common shares are deemed registered under Section 12(b) of the Exchange Act pursuant to Rule 12g-3(a) under the Exchange Act. The issuance of the common shares by XL-Bermuda in the Redomestication was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 3(a)(10) of the Securities Act. The XL-Bermuda common shares will begin trading on the NYSE under the symbol “XL,” the same symbol under which the XL-Ireland ordinary shares previously traded, at the opening of the NYSE on July 25, 2016. The XL-Bermuda common shares also will begin trading on the Bermuda Stock Exchange in place of the XL-Ireland ordinary shares at the opening of the Bermuda Stock Exchange on July 25, 2016.
Item 1.01. Entry into a Material Definitive Agreement.
In connection with the Redomestication (as defined above), XL-Bermuda, XL-Ireland and XLIT Ltd., an exempted company incorporated under the laws of the Cayman Islands (“XL-Cayman”), as the case may be, entered into the following agreements:
Individual Employment Arrangements
The information under the heading “Individual Employment Arrangements” in Item 5.02 of this Form 8-K is incorporated by reference into this Item 1.01.
Indemnification Agreements and First Supplement to the Deed Poll Indemnity
The information under the heading “Indemnification Agreements and First Supplement to the Deed Poll Indemnity” in Item 5.02 of this Form 8-K is incorporated by reference into this Item 1.01.
Supplemental Indentures
On July 25, 2015, each of XL-Cayman, XL-Ireland, XL-Bermuda and Wells Fargo Bank, National Association, as Trustee, entered into:
1. a Third Supplemental Indenture, dated July 25, 2016, to the Senior Debt Securities Indenture dated as of September 30, 2011; and
2. a Second Supplemental Indenture, dated as of July 25, 2016, to the Subordinated Debt Securities Indenture dated as of March 30, 2015,
(together, the “Supplemental Indentures”).
Pursuant to the Supplemental Indentures, XL-Bermuda has guaranteed, jointly and severally with XL-Ireland (the existing guarantor), the obligations of XL-Cayman under the Senior Debt Securities Indenture and the Subordinated Debt Securities

Indenture referred to above, including the obligations of XL-Cayman under the outstanding securities issued pursuant to such indentures.
The foregoing description of the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the full text of the relevant Supplemental Indenture, which are filed as Exhibit 4.2 and 4.3 hereto and are incorporated by reference into this Item 1.01.
Item 3.02. Unregistered Sales of Equity Securities.
As described above under the heading “Background,” on July 25, 2016, pursuant to the Redomestication, all of the existing XL-Ireland ordinary shares were cancelled, the reserves created on cancellation of the XL-Ireland ordinary shares were used to issue XL-Ireland ordinary shares to XL-Bermuda and, in return for such issuance of new XL-Ireland ordinary shares to XL-Bermuda, XL-Bermuda issued XL-Bermuda common shares to former holders of XL-Ireland ordinary shares (other than XL-Bermuda) on a one-for-one basis. This resulted in the issuance of approximately 274.8 million XL-Bermuda common shares. The terms and conditions of the issuance of the securities in connection with the Redomestication were sanctioned by the High Court of Ireland pursuant to orders issued on July 20, 2016 and July 22, 2016 after a hearing upon the fairness of such terms and conditions at which all holders of XL-Ireland ordinary shares had a right to appear and of which adequate notice had been given. The issuance was exempt from the registration requirements of the Securities Act by virtue of Section 3(a)(10) thereof.
Item 3.03. Material Modification to Rights of Security Holders.
Ordinary Shares
The information above under the heading “Background” is incorporated by reference into this Item 3.03. In connection with the Redomestication, effective as of June 27, 2016, XL-Bermuda adopted new bye-laws, the form of which was included in XL-Ireland’s Definitive Proxy Statement on Schedule 14A filed with the SEC on May 11, 2016 and mailed to XL-Ireland ordinary shareholders on or about May 11, 2016 (the “Redomestication Proxy Statement”). XL-Bermuda adopted its memorandum of association on February 19, 2016, a copy which was included in the Redomestication Proxy Statement. The description of the rights of holders of XL-Bermuda common shares and the comparison thereof to the rights of holders of XL-Ireland ordinary shares included under the headings “Description of XL Group Ltd Share Capital” and “Comparison of Rights of Shareholders and Powers of the Board of Directors” in the Redomestication Proxy Statement are incorporated by reference into this Item 3.03. A copy of XL-Bermuda’s memorandum of association is filed herewith as Exhibit 3.3 and is incorporated by reference into this Item 3.03, and the foregoing information is qualified in its entirety by reference to Exhibit 3.3. A copy of XL-Bermuda’s bye-laws are filed herewith as Exhibit 3.4 and is incorporated by reference into this Item 3.03, and the foregoing information is qualified in its entirety by reference to Exhibit 3.4. A specimen of the share certificate evidencing XL-Bermuda common shares is filed herewith as Exhibit 4.1.
Item 5.01. Changes in Control of Registrant.
The information above under the heading “Background” with respect to XL-Ireland is incorporated by reference into this Item 5.01.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Directors and Executives
As previously announced in XL-Ireland’s Current Report on Form 8-K filed on May 19, 2016, as of July 25, 2016, following completion of the Redomestication, the directors and executive officers of XL-Ireland immediately prior to the completion of the Redomestication became the directors and executive officers of XL-Bermuda. XL-Bermuda’s directors (which will be subject to an election at the 2017 annual general meeting of XL-Bermuda) are Ramani Ayer, Stephen Catlin, Dale Comey, Claus-Michael Dill, Robert Glauber, Edward Kelly, III, Suzanne Labarge, Joseph Mauriello, Michael McGavick, Eugene McQuade, Clayton Rose, Anne Stephens and John Vereker. In addition, as of July 25, 2016, following completion of the Redomestication, XL-Bermuda’s Board of Directors replicated the committees of the Board of Directors that previously were in place for XL-Ireland, which consist of an Audit Committee; a Management Development and Compensation Committee; a Nominating, Governance and External Affairs Committee; and a Risk and Finance Committee.
Indemnification Agreements and First Supplement to the Deed Poll Indemnity
In connection with, and effective upon, the completion of the Redomestication, XL-Bermuda has entered into indemnification agreements substantially in the form filed herewith as Exhibit 10.1 (the “Bermuda Indemnification Agreements”) with each of

XL-Bermuda’s directors and its corporate secretary. The Bermuda Indemnification Agreements provide that XL-Bermuda will indemnify the indemnitees to the fullest extent permitted by Bermuda law against claims related to each indemnitee’s service to (or at the request of) XL-Bermuda, except in certain circumstances, including: (i) where payment is actually made or then due (A) under an insurance policy, (B) pursuant to an agreement between indemnitee and XL-Bermuda or other entity served by indemnitee at the request of XL-Bermuda or (C) under the governing documents of XL-Bermuda or other entity served by indemnitee at the request of XL-Bermuda; (ii) in connection with a proceeding initiated by indemnitee, unless such proceeding was authorized by the XL-Bermuda Board or falls within certain limited exceptions specifically provided for in the Bermuda Indemnification Agreements; and (iii) where the indemnitee is found, in a final and non-appealable judgment of a court of competent jurisdiction, to be liable for fraud or dishonesty or an accounting of profits made from the purchase and sale (or sale and purchase) by the indemnitee of securities. The Bermuda Indemnification Agreements also provide that any and all indemnifiable expenses shall, if so requested by the indemnitee, be advanced promptly as they are incurred, provided that the indemnitee must repay any such expense advance if it is determined in a final and non-appealable judgment of a court of competent jurisdiction that the indemnitee is not entitled to be indemnified against such expense.
XL-Cayman previously entered into indemnification agreements (the “Cayman Indemnification Agreements”) with each of the directors (who held such office prior to the effectiveness of the Scheme of Arrangement) and the corporate secretary of XL-Ireland, and a deed poll indemnity as to other current or former executives, directors and employees of XL-Ireland (and its subsidiaries) who did not enter into Cayman Indemnification Agreements. These remain in effect following the Scheme of Arrangement. In connection with the Scheme of Arrangement, XL-Cayman amended the deed poll indemnity (as amended, the “First Supplement to the Deed Poll”) filed herewith as Exhibit 10.2 to expand the coverage of the deed poll indemnity to indemnify other current or former executives, directors and employees of XL-Bermuda (and its subsidiaries) who did not enter into Cayman Indemnification Agreements. All other terms of the deed poll indemnity remain unchanged.
Copies of the form of Bermuda Indemnification Agreement and the First Supplement to the Deed Poll are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated into this Item 5.02 by reference. The foregoing summary of the Bermuda Indemnification Agreements and First Supplement to the Deed Poll is qualified in its entirety by reference to Exhibit 10.1 and Exhibit 10.2.
Employee Stock Plans and Awards
In connection with, and effective upon, the completion of the Redomestication, XL-Bermuda assumed the existing liabilities, obligations and duties of XL-Ireland under the compensation, equity incentive, deferred compensation and employee pension and welfare benefit plans maintained by XL-Ireland, including the XL Group plc Directors Stock & Option Plan (the “Directors Plan”), the XL Group plc 1991 Performance Incentive Program (the “1991 Program”), the XL Group plc 1999 Performance Incentive Program for Employees (the “1999 Program”), the XL Group plc Reinsurance Supplemental Long Term Cash Incentive Compensation Plan (the “Cash Incentive Plan”), the Deferred Cash Program (the “Deferred Cash Program”), the XL Group plc Supplemental Deferred Compensation Plan (the “Supplemental DCP”), the XL Group plc Executive Severance Benefit Plan (the “ESB Plan” and together with the Directors Plan, the 1991 Program, the 1999 Program, the Cash Incentive Plan, the Deferred Cash Program and the Supplemental DCP, the “Programs”). Furthermore, in connection with, and effective upon, the completion of the Redomestication, the Programs have been amended by XL-Ireland, among other things, (i) to provide that XL-Bermuda and its Board of Directors will succeed to all powers, authorities and obligations of XL-Ireland and its Board of Directors under each Program, (ii) to provide that the securities to be issued pursuant to each the Directors Plan and the 1991 Program will consist of ordinary shares of XL-Bermuda and (iii) otherwise to reflect the completion of the Redomestication, as necessary. In addition, in connection with, and effective upon, the completion of the Redomestication, XL-Bermuda assumed the existing liabilities, obligations and duties of XL-Ireland under the 2015 Restricted Cash Unit Agreements by and between XL-Ireland and the following named executive officers: Paul Brand and Stephen Catlin.
Individual Employment Arrangements
In connection with, and effective upon, the completion of the Redomestication, XL-Bermuda assumed the existing liabilities, obligations and duties of XL-Ireland under the individual employment arrangements by and between XL-Ireland and/or its subsidiaries and each of the following named executive officers: the employment agreement of Michael S. McGavick; the letters of assignment of Stephen Catlin and Paul Brand; and the participation agreements under the ESB Plan of Peter Porrino and Gregory Hendrick.

Item 8.01. Other Events.
CUSIP
Upon the effectiveness of the Redomestication, the CUSIP number for the XL-Bermuda common shares issued in place of the XL-Ireland ordinary shares will be G98294 104.
Press Release
On July 25, 2016, XL-Bermuda issued a press release announcing the completion of the Redomestication. A copy of the press release is filed herewith as Exhibit 99.4 and is incorporated by reference into this Item 8.01.
Background
The information under the heading “Background” in this Form 8-K is incorporated by reference into this Item 8.01.
Registration Statements
In connection with the effectiveness of the Redomestication, on the date hereof, (i) XL-Bermuda, XL-Ireland and XL-Cayman expect to file with the SEC Post-Effective Amendment No. 1 to a Registration Statement on Form S-3 (File No. 333-199842) (the “S-3 Post-Effective Amendment”), (ii) XL-Bermuda expects to file with the SEC Post-Effective Amendments to Registration Statements on Form S-8 (File No. 333-62137), Form S-8 (File No. 333-81451), Form S-8 (File No. 333-46250), Form S-8 (File No. 333-89568), Form S-8 (File No. 333-161122), Form S-8 (File No. 333-161124), Form S-8 (File No. 333-174138), Form S-8 (File No. 333-210074) (together, the “S-8 Post-Effective Amendments”) and (iii) XL-Bermuda expects to file with the SEC a Registration Statement on Form S-8 (together, the “Registration Statements”).
Pursuant to the S-3 Post-Effective Amendment and the S-8 Post-Effective Amendments, among other things, XL-Bermuda will expressly adopt the relevant Registration Statements as its own registration statement for all purposes of the Securities Act and the Exchange Act.
In connection with the filing of the Registration Statements, XL-Bermuda is filing in this Current Report on Form 8-K: (i) XL Group plc Financial Statements as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015, attached hereto as Exhibit 99.1; (ii) XL Group plc Financial Statements as of March 31, 2015 and for the three months ended March 31, 2015 and 2014, attached hereto as Exhibit 99.2; and (iii) XL Group plc Unaudited Pro Forma Consolidated Financial Information for the year ended December 31, 2015, attached hereto as Exhibit 99.3. The information in Exhibits 99.1, 99.2 and 99.3 is incorporated by reference into this Item 8.01.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
3.1	Certificate of Incorporation of XL Group Ltd
3.2	Certificate of Incorporation on Change of Name of XL Group Ltd
3.3	Memorandum of Association of XL Group Ltd
3.4	Bye-Laws of XL Group Ltd
3.5	Amended and Restated Memorandum and Articles of Association of XL Group Public plc
4.1	Specimen Share Certificate (evidencing the common shares of XL Group Ltd)
4.2
Third Supplemental Indenture, dated July 25, 2016, among XL Group Ltd, XL Group plc, XLIT Ltd. and Wells Fargo Bank, National Association, as Trustee, to the Senior Debt Securities Indenture dated as of September 30, 2011

4.3
Second Supplemental Indenture, dated as of July 25, 2016, among XL Group Ltd, XL Group plc, XLIT Ltd. and Wells Fargo Bank, National Association, as Trustee, to the Subordinated Debt Securities Indenture dated as of March 30, 2015

10.1	Form of Bermuda Indemnification Agreement between XL Group Ltd and each of the directors of and the corporate secretary of XL Group Ltd
10.2	First Supplement to the Deed Poll of XLIT Ltd
23.1	Consent of PricewaterhouseCoopers LLP
99.1
XL Group plc’s Financial Statements as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015, revised solely to reflect the guarantor financial information

99.2	XL Group plc’s Financial Statements as of March 31, 2015 and for the three months ended March 31, 2015 and 2014, revised solely to reflect the guarantor financial information
99.3	XL Group plc Unaudited Pro Forma Consolidated Financial Information for the year ended December 31, 2015
99.4	Press Release (“XL Group Ltd Completes Redomestication to Bermuda”) dated July 25, 2016
99.5
“Description of XL Group Ltd Share Capital” and “Comparison of Rights of Shareholders and Powers of the Board of Directors” (Incorporated by reference to the sections so entitled of XL Group plc’s Proxy Statement Schedule 14A filed on May 11, 2016)

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Dcoument
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XL Group Ltd
Date: July 25, 2016	By:	/s/ Kirstin Gould
Name: Kirstin Gould Title: General Counsel and Secretary

XL Group plc
Date: July 25, 2016	By:	/s/ Kirstin Gould
Name: Kirstin Gould Title: General Counsel and Secretary